UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2022

The Necessity Retail REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	RTL	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPP	The Nasdaq Global Select Market
7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPO	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 26, 2022, in connection with debt assumption related to the acquisition of the property discussed below, a wholly-owned subsidiary of The Necessity Retail REIT Operating Partnership, L.P., the operating partnership (the “Operating Partnership”) of The Necessity Retail REIT, Inc., a Maryland corporation (the “Company”), a Delaware limited liability company that is a wholly-owned subsidiary of the Operating Partnership (the “Borrower”), entered into a property management agreement (“PMA”) with Necessity Retail Properties, LLC (f/k/a American Finance Properties, LLC) (the “Property Manager”), an affiliate of Necessity Retail Advisors, LLC (f/k/a American Finance Advisors, LLC), the advisor to the Company to manage the property.

Pursuant to the PMA, the Property Manager is responsible for servicing and administering the property and lease and maintaining current servicing records and systems. The PMA is identical in form to the property management agreement described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2022, a form of which was filed as Exhibit 10.10 to such Current Report on Form 8-K and incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 26, 2022, the Company, through a wholly owned subsidiary of the Operating Partnership also referred to herein as the Borrower, acquired one additional property (the “Sixth Closing Property”) from certain subsidiaries of CIM Real Estate Finance Trust, Inc. (the “Sellers”) pursuant to the previously disclosed purchase and sale agreement (the “PSA”) among the Company, the Operating Partnership and the Sellers dated December 17, 2021. The Sixth Closing Property is a power center that represents the 80th property of the Company’s previously announced acquisition of 81 properties (together, the “CIM Portfolio”) from the Sellers. As previously reported on the Company’s Current Reports on Form 8-K filed with the SEC on February 14, 2022, February 28, 2022, March 21, 2022, April 25, 2022 and May 2, 2022, the Company had acquired 79 power centers and grocery-anchored multi-tenant retail centers and a detention pond parcel at an aggregate purchase price of approximately $1.08 billion, excluding closing costs. Neither the Sellers nor CIM Real Estate Finance Trust have a material relationship with the Company, the Operating Partnership or any of their respective subsidiaries and the acquisition was not an affiliated transaction.

The aggregate purchase price of the Sixth Closing Property was $175.0 million, excluding closing costs. The Company funded the purchase price of the Sixth Closing Property from a combination of an assumed mortgage of $123.0 million (described herein), a draw of $28.2 million under the Company’s credit facility and $23.8 million of cash previously deposited by the Company in an escrow pursuant to the PSA. The Sixth Closing Property contains approximately 509,103  rentable square feet with 77% occupancy, leased to 53 tenants with a weighted average remaining lease term (based on annualized rental income on a straight-line basis) of 6.9 years as of September 30, 2021, 6.7 years as of December 31, 2021 and 6.4 years as of March 31, 2022, respectively. There have been no material changes to the terms of the leases, the composition of the tenant base or the occupancy at these properties since that date. The Company expects to complete the acquisition of the remaining property in the CIM Portfolio in the second quarter of 2022.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As noted above, on May 26, 2022, the Company, through the Operating Partnership, drew $28.2 million under its existing credit facility with BMO Harris Bank, N.A. to partially fund acquisition of the Sixth Closing Property. A description of the credit facility is included in the Company’s Current Report on Form 8-K filed with the SEC on October 4, 2021. The description is a summary and is qualified in its entirety by the terms of the credit agreement relating to the credit facility, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 4, 2021 and is incorporated by reference herein. To date, the Company has drawn $506.2 million from under existing credit facility to fund the acquisition of the CIM Portfolio.

Also on May 26, 2022, in connection with the acquisition of the Sixth Closing Property, the Borrower and the Operating Partnership and the Sellers entered into an assumption agreement, (the “Assumption Agreement”) in which the Borrower and the Operating Partnership assumed a loan by U.S. Bank National Association, as trustee for the lenders, to the Sellers, as borrower, for the outstanding principal balances of approximately $123.0 million at the time such loan was assumed by the Borrower and the Operating Partnership. The loan requires payment of interest only until maturity and bears interest at a fixed interest rate equal to 3.82% per annum. The loan matures in May 2023.

Item 8.01. Other Events.

In its Current Reports on Form 8-K filed with the SEC on February 14, 2022, February 28, 2022, March 21, 2022, April 25, 2022 and May 2, 2022 (the “Initial Reports”), the Company reported that it completed the acquisition of the First Closing Properties, the Second Closing Properties, the Third Closing Properties, the Fourth Closing Properties and the Fifth Closing Properties, as defined and described in the Initial Reports. On April 8, 2022, the Company filed an amended report on Form 8-K amending the reports filed on February 14, 2022, February 28, 2022, and March 21, 2022 to provide historical statements as of and for the year ended December 31, 2021 and pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K for both the acquisitions completed and those that remained probable during the quarter ended March 31, 2022. On May 23, 2022, the Company filed an report on Form 8-K to provide certain interim and pro forma financial statements for the CIM Portfolio.

The Company is filing this Current Report on Form 8-K to provide the additional following financial information for the CIM Portfolio in the aggregate: (1) the Combined Statements of Revenues and Certain Expenses of the CIM Portfolio for the quarter ended March 31, 2022 attached hereto as Exhibit 99.1; and (2) the Company’s Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2022 (including the notes thereto) and the Unaudited Pro Forma Consolidated Statements Operations of the Company for the quarter ended March 31, 2022 and for the year ended December 31, 2021 (including the notes thereto) attached hereto as Exhibit 99.2.

The Unaudited Pro Forma Consolidated Financial Statements (including the notes thereto) of the Company are qualified in their entirety and should be read in conjunction with the combined financial statements of the CIM Portfolio for the fiscal year ended December 31, 2021, included in the Company’s Form 8-K/A filed with the SEC on April 8, 2022. Because we acquired 24 properties subsequent to March 31, 2022 certain revenues and expenses were recategorized between completed acquisitions and probable acquisitions, see Note 3 of the Notes to Combined Statements of Revenues and Certain Expenses of the CIM Portfolio for the quarter ended March 31, 2022 in Exhibit 99.1.

The Unaudited Pro Forma Consolidated Financial Statements of the Company have been prepared on the basis of certain assumptions and estimates described in the notes thereto and are subject to other uncertainties and do not purport to reflect what the actual results of operations or financial condition of the Company would have been had the CIM Portfolio been acquired on the dates assumed for purposes of such pro forma financial statements or to be indicative of the financial condition or results of operations of the Company as of or for any future date or period. Additionally, the acquisition accounting used in preparing the pro forma adjustments included in the Unaudited Pro Forma Consolidated Financial Statements are preliminary, and accordingly, the pro forma adjustments may be revised as additional information becomes available and as additional analyses are performed. Differences between these preliminary analyses and the final acquisition accounting will likely occur, and these differences could have a material impact on the Unaudited Pro Forma Consolidated Financial Statements and the Company’s future results of operations and financial position giving effect to the acquisition of the CIM Portfolio. For further information, see Exhibit 99.2.

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. The words “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “projects,” “plans,” “intends,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include (a) the potential adverse effects of (i) the ongoing global COVID-19 pandemic, including actions taken to contain or treat COVID-19, and (ii) the geopolitical instability due to the ongoing military conflict between Russia and Ukraine, including related sanctions and other penalties imposed by the U.S. and European Union, and other countries, as well as other public and private actors and companies, on the Company, the Company’s tenants and the global economy and financial markets, and (b) that any potential future acquisition is subject to market conditions and capital availability and may not be identified or completed on favorable terms, or at all, as well as those risks and uncertainties set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022 and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company's subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required to do so by law.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Properties Acquired.

The financial statements required to be filed under Item 9.01(a) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than July 6, 2022.

The following financial statements for the CIM Portfolio are attached hereto as Exhibit 99.1 and incorporated by reference herein:

•	Combined Statements of Revenues and Certain Expenses of the CIM Portfolio for the quarter ended March 31, 2022

(b) Pro Forma Financial Information.

The pro forma financial information required to be filed under Item 9.01(b) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than July 6, 2022.

The following pro forma financial information for the Company is attached as Exhibit 99.2 and is incorporated herein by reference:

•	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2022
•	Notes to the Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2022
•	Unaudited Pro Forma Consolidated Statement of Operations for the Quarter Ended March 31, 2022
•	Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Quarter Ended March 31, 2022
•	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2021
•	Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2021

(d) Exhibits.

Exhibit Number	Description
10.1	Agreement of Purchase and Sale, dated as of December 17, 2021, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on December 20, 2021).
10.2	First Amendment to Agreement of Purchase and Sale, L.P., dated January 3, 2022, by and between the Sellers identified therein and American Finance Operating Partnership (incorporated herein by reference to Exhibit 10.45 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.3	Second Amendment to Agreement of Purchase and Sale, dated January 10, 2022, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.46 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.4	Third Amendment to Agreement of Purchase and Sale, dated January 14, 2022, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.47 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.5	Fourth Amendment to Agreement of Purchase and Sale, dated January 19, 2022, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.48 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.6	Fifth Amendment to Agreement of Purchase and Sale, dated January 21, 2022, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.49 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.7	Leasing Earnout Side Letter Agreement, dated February 9, 2022, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.50 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.8	Sixth Amendment to Agreement of Purchase and Sale, dated February 10, 2022, by and between the Sellers identified therein and The Necessity Retail REIT Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.51 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.9	Seventh Amendment to Agreement of Purchase and Sale, dated February 11, 2022, by and between the Sellers identified therein and The Necessity Retail REIT Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.52 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.10	Form of Property Management Agreement by and between Necessity Retail Properties, LLC and certain subsidiaries of The Necessity Retail REIT Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.10 to the Current Report on Form 8-K filed on April 25, 2022).
99.1	Combined Statements of Revenue and Certain Expenses of the CIM Portfolio
99.2	Unaudited Pro Forma Consolidated Financial Statements of the Company
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NECESSITY RETAIL REIT, INC.

Date: May 27, 2022	By:	/s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: Chief Executive Officer and President